Income Taxes (Reconciliation between the Amount of Reported Total Income Tax Expense and the Amount Computed by Multiplying the Applicable Statutory Income Tax Rate) (Detail) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Taxes [Line Items]
Tax expense	$ 8,162	$ 7,057	$ 6,542
Increase (decrease) in taxes resulting from:
State tax, net of federal income tax	283	(279)	612
Bank owned life insurance	(1,041)	(796)	(613)
Incentive stock options	149	149	166
Bargain purchase gain	(1,246)
Other, net	190	239	(89)
Income tax expense	$ 6,497	$ 6,370	$ 6,618